Annual Fund Operating Expenses - Pioneer MAP High Income Municipal Fund - Pioneer MAP High Income Municipal Fund	Dec. 31, 2021	[1]
Operating Expenses:
Management Fees	none	[2]
Distribution and Service (12b-1) Fees	none
Other Expenses	2190.00%
Total Annual Fund Operating Expenses	2190.00%
Less: Fee Waiver and Expense Reimbursement	2190.00%	[3]
Net Expenses	none	[3]

[1]	The fund is a feeder fund that invests in securities through an underlying mutual fund, Pioneer High Income Municipal Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Pioneer High Income Municipal Portfolio.
[2]	The fund’s investment adviser does not charge a management fee to the fund. Shareholders should be aware, however, that the fund is an integral part of separately managed account programs, and the fund’s adviser or an affiliate will be compensated directly or indirectly by separately managed account program sponsors.
[3]	The fund’s investment adviser has contractually agreed to waive or reimburse all ordinary operating expenses, including the fund’s allocated share of the fees and expenses of the underlying fund in which it invests (ordinary operating expenses means all expenses of the fund and the underlying fund other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation). This expense limitation is in effect through January 1, 2032. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.